SUP-0115-0524
AB BOND FUNDS
-AB Income Fund (“the Fund”)
Class A (Ticker: AKGAX); Class C (Ticker: AKGCX); Advisor Class (Ticker: ACGYX); Class Z (Ticker: ACGZX)

Supplement dated May 10, 2024 to the Prospectus dated January 31, 2024 of the Fund, as amended.
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The following replaces the “Annual Fund Operating Expenses” table (and related footnotes) and the “Examples” table under the heading “Fees and Expenses of the Fund” in the “Summary Information” section of the Prospectus:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class Z
Management Fees	.45%	.45%	.45%	.45%
Distribution and/or Service (12b‑1) Fees	.25%	1.00%	None	None
Other Expenses:
Transfer Agent	.08%	.08%	.08%	.02%
Interest Expense(c)	.03%	.03%	.03%	.03%
Other Expenses	.05%	.05%	.05%	.05%

Total Other Expenses	.16%	.16%	.16%	.10%

Total Annual Fund Operating Expenses	.86%	1.61%	.61%	.55%

Fee Waiver and/or Expense Reimbursement(d)	(.06)%	(.06)%	(.06)%	(.01)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(e)	.80%	1.55%	.55%	.54%

(c)
“Interest Expense” has been restated and is estimated based on the Fund’s current investment strategies, which reflects the Fund’s intention to no longer invest in reverse repurchase agreements as a principal investment strategy. During the Fund’s most recent fiscal year, Interest Expense was 1.04%, 1.03%, 1.04% and 1.04% for Class A, Class C, Advisor Class and Class Z shares, respectively.

(d)
The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund until January 31, 2025 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .77%, 1.52%, .52% and .52% of average daily net assets, respectively, for Class A, Class C, Advisor Class and Class Z shares (“expense limitations”). The expense limitations will remain in effect until January 31, 2025 and may only be terminated or changed with the consent of the Fund’s Board of Directors. In addition, the agreement will be automatically extended for one‑year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

(e)	If interest expense were excluded, net expenses would be as follows:

Class A	Class C	Advisor Class	Class Z
.77%	1.52%	.52%	.51%

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class Z
After 1 Year	$503	$258	*	$56	$55
After 3 Years	$682	$502		$189	$175
After 5 Years	$876	$870		$334	$306
After 10 Years	$1,435	$1,705		$756	$688

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

The Fund intends to no longer invest in reverse repurchase agreements as a principal strategy. Accordingly, under “Principal Strategies” in the “Summary Information” section of the Prospectus, the fourth sentence of the fourth paragraph is deleted.

The following information replaces the table for the Fund in “Appendix B — Hypothetical Investment and Expense Information”:

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$505.43	$9,973.32
2	9,973.32	498.67	10,471.99	90.06	10,381.93
3	10,381.93	519.10	10,901.03	93.75	10,807.28
4	10,807.28	540.36	11,347.64	97.59	11,250.05
5	11,250.05	562.50	11,812.55	101.59	11,710.96
6	11,710.96	585.55	12,296.51	105.75	12,190.76
7	12,190.76	609.54	12,800.30	110.08	12,690.22
8	12,690.22	634.51	13,324.73	114.59	13,210.14
9	13,210.14	660.51	13,870.65	119.29	13,751.36
10	13,751.36	687.57	14,438.93	124.17	14,314.76

Cumulative		$5,777.06		$1,462.30

*
Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund’s operating expenses as reflected under “Fees and Expenses of the Fund” before fee waiver in the Summary Information at the beginning of this Prospectus.

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This Supplement should be read in conjunction with the Prospectus.
You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.
SUP-0115-0524

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